UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ares Real Estate Income Trust Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SAMPLE-LTR We still need your support. Dear Fellow Shareholder, The Ares Real Estate Income Trust Annual Shareholder Meeting has been adjourned to permit shareholders additional time to consider and vote on the proposals described in the company’s proxy statement. Our records indicate that we have not yet received voting instructions for your account. We appreciate your investment and encourage you to cast a vote for this year’s meeting. Your participation will make a meaningful difference in our ability to achieve a quorum and conduct necessary business, including the election of our directors. Regardless of the number of shares you own, your vote is very important and will help us avoid additional adjournments and solicitation costs. Please vote your shares promptly using any one of the methods described below. Should you have questions, please call our proxy solicitor at 1-855-737-3182. Thank you for your continuing support of Ares Real Estate Income Trust. Sincerely, James R. Mulvihill Chairman of the Board of Directors WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to- follow directions to help you complete the electronic voting instruction form. PROXY QUESTIONS? Call 1-855-737-3182 ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO VOTE PHONE WITHOUT A PROXY CARD Call 1-855-737-3182 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Arabelle Clearwater — FL ARES REAL ESTATE INCOME TRUST

VOTE NOW! Vote Online at www.proxyvote.com Vote by Phone at: 1-855-737-3182 MEETING ADJOURNED INVESTOR ACTION NEEDED Arabelle Clearwater — FL ARES REAL ESTATE INCOME TRUST SAMPLE-EPR

ARES

ARES REAL ESTATE INCOME TRUST

Annual Meeting Adjourned - We're still seeking investor votes.

The Annual Shareholder Meeting has been adjourned to August 4, 2022 to allow shareholders additional time to vote. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-855-737-3182.**


0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-855-737-3182 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.


0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

AREIT-5865-0422